February 5, 2013

Orinda SkyView Macro Opportunities Fund

A series of Advisors Series Trust

Class A
Class I

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”) dated April 30, 2012, as supplemented
September 28, 2012 and January 25, 2013

Effective immediately, Battenkill Capital Management, Inc. (“Battenkill”) will no longer serve as a sub-adviser to the Orinda SkyView Macro Opportunities Fund (the “Fund”).  The portion of the Fund formerly managed by Battenkill has been allocated to the Fund’s other sub-advisers.  Accordingly, please disregard all references to Battenkill in the Summary Prospectus, Prospectus and SAI.

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Please retain this Supplement with your
Summary Prospectus, Prospectus and SAI for future reference.